UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

LION COPPER AND GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-55139	98-1664106
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

517 West Bridge St., Suite A
 Yerington, Nevada, United States 89447
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (775) 463-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of the holders of common shares of Lion Copper and Gold Corp. (the "Registrant") held on August 12, 2026, the shareholders voted on the following matters, with each such proposal described in the Proxy Statement for the Annual General Meeting filed with the SEC on July 10, 2026.

The number of common shares entitled to vote at the Annual General Meeting was 431,181,105. The number of common shares present or represented by valid proxy at the Annual General Meeting was 296,866,201.

1. Fixing the Number of Directors at Five.  The shareholders approved the number of directors to be fixed at five.

For:	289,655,621
Against:	5,472,991
Withheld/Abstain:	404,254
Non Vote:	2

2. Election of Directors.  The shareholders elected the following five nominees below to the Board of Directors to hold office until the next annual general meeting of the shareholders of the Registrant or until their successor is elected or appointed, unless their office is earlier vacated.

Director Nominee
Thomas Patton	For:	210,215,405
	Withheld/Abstain:	34,631,438
	Non Vote:	50,686,025

Tony Alford	For:	210,846,482
	Withheld/Abstain:	34,000,361
	Non Vote:	50,686,025

Charles Travis Naugle	For:	199,159,728
	Withheld/Abstain:	45,687,115
	Non Vote:	50,686,025

Frederick Scruggs	For:	240,835,654
	Withheld/Abstain:	4,011,189
	Non Vote:	50,686,025

Mark Sharman	For:	240,835,654
	Withheld/Abstain:	4,011,189
	Non Vote:	50,686,025

3. Appointment of Auditors.  The shareholders approved the appointment of MNP LLP as auditors of the Company at a remuneration to be fixed by the Directors.

For:	290,145,177
Withheld/Abstain:	5,387,690
Non Vote:	1

4. 2026 Stock and Incentive Plan.  The shareholders approved the adoption of the Registrant's 2026 Stock and Incentive Plan.

For:	236,634,608
Against:	7,937,663
Withheld/Abstain:	274,572
Non Vote:	50,686,025

5. Share Consolidation.  The shareholders approved the consolidation of the issued and outstanding Common Shares of the Registrant at a consolidation ratio within the range of one (1) post-consolidation Common Share for every twenty (20) to thirty (30) pre-consolidation Common Shares, with the final consolidation ratio and effective date to be determined by the Board of Directors in its sole discretion.

For:	282,071,911
Against:	13,089,833
Withheld/Abstain:	371,123
Non Vote:	1

6. Alter Articles to Increase Quorum for Meetings of Shareholders.  The shareholders approved an amendment to the articles of the Registrant to increase the quorum requirement for meetings of shareholders from one person who is a shareholder, or who is otherwise permitted to vote shares of the Registrant at a meeting of shareholders to two or more persons who are, or who represent by proxy, shareholders who in the aggregate hold at least thirty three and one-third percent (33 1/3%) of the issued shares entitled to be voted at the meeting.

For:	240,196,533
Against:	4,202,810
Withheld/Abstain:	447,500
Non Vote:	50,686,025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 18, 2026		Lion Copper and Gold Corp.

		By:	/s/ Maria Milagros Paredes
Maria Milagros Paredes Chief Financial Officer